SCHEDULE 14C

(RULE 14c-101)

Information Required in Information Statement

Rule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))

☒ Definitive Information Statement

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

c/o Aetos Capital, LLC

375 Park Avenue

New York, New York

(212) 201-2500

INFORMATION STATEMENT

INTRODUCTION

This Information Statement is furnished to you primarily to provide you with information about the proposed election of two additional Managers to the Board of Managers (the “Board”) of each of the AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC, AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC, AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC, and the AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC (each a “Fund,” and collectively, the “Funds”) to take place by Written Consent in Lieu of a Special Meeting (the “Written Consents”). The nominees for election as Manager are Michael F. Klein, who is the President of each Fund, and Warren J. Olsen. Written Consents must be submitted by December 5, 2003. The form of Written Consent for each Fund of which you are a Member (as defined below) is included along with this Information Statement. This Information Statement is being mailed on or about November 14, 2003. The Funds’ most recent annual and semi-annual reports are available upon request without charge by writing the Funds at the above address or calling the Funds toll-free at 1-800-930-9258.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ELECTION OF MICHAEL F. KLEIN AND WARREN J. OLSEN

On July 16, 2003, the Boards of Managers of the Funds elected Warren J. Olsen and nominated Michael F. Klein to serve on the Board for each of the Funds, each for a term until his successor is elected and qualified. At a subsequent meeting on October 15, 2003, the Boards determined that it would be desirable to have Mr. Olsen elected to the Boards by the Members of each Fund. Accordingly, Mr. Olsen submitted his resignation as of that date, and the Boards accepted Mr. Olsen’s resignation and re-nominated him to serve on the Board for each of the Funds until his successor is elected and qualified. The election of the nominee as a Manager of the Funds will require the consent of a majority of the Funds’ owners of membership interests (the “Members”).

Delaware Limited Liability Company Act §18-302 provides that any action that may be taken at a meeting by vote of the members may be taken by written consent, provided that the consents shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members entitled to vote thereon were present and voted.

The record date for determining members eligible to give consent will be September 30, 2003.

As of September 30, 2003, the following persons own the percentage of the Funds’ membership interests (“Interests”) as indicated below:

With respect to the Aetos Capital Multi-Strategy Arbitrage Fund, LLC: Three Pacific Ventures, LLC owns 8.1%, James Allwin owns 41%, and Eureka Investments, L.P. owns 44.3% of the Fund’s Interests.

With respect to the Aetos Capital Distressed Investment Strategies Fund, LLC: Three Pacific Ventures, LLC owns 8.3%, James Allwin owns 41.6%, Eureka Investments, L.P. owns 26.2% and the Penn State Alumni Association owns 17.6% of the Fund’s Interests.

With respect to the Aetos Capital Long/Short Strategies Fund, LLC: Three Pacific Ventures, LLC owns 10.3%, James Allwin owns 49.1%, Anne Casscells owns 5.1%, Eureka Investments, L.P. owns 15.4% and the Penn State Alumni Association owns 17.6% of the Fund’s Interests.

With respect to the Aetos Capital Market Neutral Strategies Fund, LLC: Three Pacific Ventures, LLC owns 6.3%, James Allwin owns 42.9%, Eureka Investments, L.P. owns 18.9%, and the Penn State Alumni Association owns 26.8% of the Fund’s Interests.

The address of James Allwin is 375 Park Avenue, New York, NY 10152. The address of Anne Casscells is 2180 Sand Hill Road, Menlo Park, CA 94025. The address of Three Pacific Ventures, LLC is 80 Main Street, New Canaan, CT 06840. The address of Eureka Investments, L.P. is P.O. Box 460607, San Francisco, CA 94146. The address of the Penn State Alumni Association is Hintz Family Alumni Center, University Park, PA 16802.

The Board of Managers of each Fund recommends that you vote to elect Michael F. Klein and Warren J. Olsen as Managers via the enclosed Written Consent. Please sign each enclosed Written Consent in the space above your name and return it in the included self-addressed, stamped envelope.

Information Concerning Nominees and Managers

The following table sets forth information concerning the nominees, as well as the current Managers of the Funds. The nominees each have consented to be named in this Information Statement and to serve as a Manager of each of the Funds if elected.

Name (Age) and Address of Nominees/Managers	Principal Occupation or Employment During Past Five Years and Other Managerships	Manager Since	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen in Family of Investment Companies	Number of Portfolios in Fund Complex Overseen by Manager
NOMINEES

Interested Nominee
Michael F. Klein* (44) 375 Park Avenue New York, NY 10152	Chief Operating Officer and Managing Director, Aetos Capital, LLC, March 2000-present; Managing Director, Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds, June 1998-March 2000; Principal, Morgan Stanley Dean Witter Investment Management, August 1997-December 1999.	Nominee	None	None	4

Independent Nominee
Warren J. Olsen (47)	Chairman & Chief Investment Officer – First Western Investment Management, September 2002 – Present; President & CEO – IBJ Whitehall Asset Management Group, May 1999 – February 2002; Chairman – Collegiate Capital Group, June 1997 – May 1999	Nominee	None	None	4

*	Managers so noted are deemed by the Funds’ counsel to be “interested persons” (as defined in the U.S. Investment Company Act of 1940, as amended (the “1940 Act”)). Mr. Klein is an executive officer of Aetos Capital LLC, the parent company of the Funds’ investment manager.

Name (Age) and Address of Nominees/Managers	Principal Occupation or Employment During Past Five Years and Other Managerships	Manager Since	Dollar Range of Equity Securities in each Fund(†)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen in Family of Investment Companies(†)	Number of Portfolios in Fund Complex Overseen by Manager
CURRENT MANAGERS

Interested Managers
James M. Allwin* (50) 375 Park Avenue New York, NY 10152	Chief Executive Officer, Aetos Capital, LLC, March 1999-present; President, Morgan Stanley Dean Witter Investment Management, 1996-January 1999; Advisory Director, Morgan Stanley Dean Witter & Co., January 1999-September 1999;	2002	Over $100,000	Over $100,000	4

*	Managers so noted are deemed by the Funds’ counsel to be “interested persons” (as defined in the 1940 Act). Mr. Allwin is an executive officer of Aetos Capital LLC, the parent company of the Funds’ investment manager.
1	The information as to beneficial ownership is based on statements furnished to the Funds by the managers. The dollar value of Fund Interests is based upon the net asset value as of September 30, 2003.

Name (Age) and Address of Nominees/Managers	Principal Occupation or Employment During Past Five Years and Other Managerships	Manager Since	Dollar Range of Equity Securities in each Fund(†)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen in Family of Investment Companies(†)	Number of Portfolios in Fund Complex Overseen by Manager
Independent Managers
Ellen Harvey (48) 756 Rugby Road Bryn Mawr, PA 19010	Senior Vice President, Mercantile Bankshares, February 2003-Present; Partner and Director of Fixed Income, Brown Investment Advisory and Trust Co., April 2000 – December 2002;Partner, Miller Anderson & Sherrerd/Morgan Stanley Dean Witter Investment Management, October 1984 – January 2000.	2002	None	None	4
Pierre de Saint Phalle (54) 320 Park Avenue 10th Floor New York, NY 10022	Managing Director DKP Partners – venture capital investments and consulting, March 2003-present; Managing Director and Chief Legal Officer, iFormation Group, November 2000-March 2003; Partner, Davis Polk & Wardwell January 1983-October 2000.	2002	None	None	4

Based on the information furnished by each Independent Manager as of September 30, 2003, neither any Independent Manager nor any immediate family member of any Independent Manager owned any securities of the Funds’ investment manager Aetos Alternatives Management LLC (the “Investment Manager”), or any of its affiliates, or of any Fund as of such date.

A joint organizational meeting for each of the Funds was held on August 22, 2002. The Funds’ Boards held one regular meeting during their fiscal years ended January 31, 2003. Each current Manager attended at least seventy-five percent of the aggregate number of meetings of the respective Board and any Committee of which he or she was a member.

Each Fund’s Board of Managers has an Audit Committee which is responsible for reviewing financial and accounting matters. Each Fund has adopted a formal, written Audit Committee Charter which is attached to this Information Statement as Exhibit A. The current members of the Funds’ Audit Committees are Ms. Harvey and Mr. Saint Phalle. The Audit Committee of each Fund met one time during its fiscal year ended January 31, 2003. The report of the Funds’ Audit Committees, along with certain disclosures regarding fees paid to the auditors of each Fund, is set forth on page 7 of this Information Statement. None of the Funds has a compensation committee.

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund’s officers and Managers, and persons who own more than ten percent of a registered class of such Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange

Commission (the “Commission”). Each Fund believes that its officers and Managers have complied with all applicable filing requirements.

Officers of the Funds

James M. Allwin (age 50) has been Chairman of the Board of the Funds since August 22, 2002.

Anne Casscells (age 44) has been Chief Investment Officer of the Funds since August 22, 2002; Managing Director, Aetos Capital, LLC, October 2002-present; Chief Investment Officer, Stanford Management Company, November 1998-September 2002; Managing Director of Investment Policy Research, Stanford University, April 1996-October 1998. Ms. Casscells’ address is 2180 Sand Hill Road, Suite 410, Menlo Park, CA 94025.

Michael F. Klein (age 44) has been President of the Funds since August 22, 2002.

Joseph Stadler (age 48) has been Treasurer of the Funds since August 22, 2002; Chief Financial Officer, Aetos Capital, LLC, December 2001-Present; Principal, Morgan Stanley Dean Witter Investment Management, August 1997-December 2001. Mr. Stadler’s address is 375 Park Avenue, New York, New York 10152.

Harold J. Schaaff (age 43) has been Vice President and Secretary of the Funds since August 22, 2002; General Counsel and Managing Director, Aetos Capital, LLC, March 2001-present; President, Morgan Stanley Institutional Funds, March 2000-March 2001; Managing Director, Morgan Stanley Dean Witter Investment Management, December 1999-March 2001. Mr. Schaaff’s address is 375 Park Avenue, New York, New York 10152.

Toyanna Mayo (age 27) has been Assistant Secretary of the Funds since August 22, 2002; Associate, Aetos Capital LLC, July 2002-present; Legal Analyst, Atriax Limited, November 2001-May 2002; Assistant Manager-Legal Affairs, American Express Bank, Ltd., July 2000-November 2001; Investment Management Analyst, Morgan Lewis & Bockius, LLP, August 1998-July 2000. Ms. Mayo’s address is 375 Park Avenue, New York, New York 10152.

June Wenger (age 36) has been Assistant Treasurer of the Funds since August 22, 2002; Investment Accounting Director-Alternative Investment Fund Products, SEI Investments Mutual Fund Services, June 2000-present; Investment Accounting Manager-Alternative Fund Products, PFPC Inc., 1996-June 2000. Ms. Wenger’s address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Linda Fitzgerald (age 37) has been Assistant Vice President of the Funds since August 22, 2002; Vice President, Aetos Capital, LLC, July 2002-present; Principal, Barclays Global Investors, August 1990-July 2002. Ms. Fitzgerald’s address is 2180 Sand Hill Road, Suite 410, Menlo Park, CA 94025.

Transactions with and Remuneration of Officers and Managers

Name of Manager	Aggregate Compensation From the Funds**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Funds and Fund Complex Paid to Managers**
James M. Allwin*	$0	None	None	$0
Ellen Harvey	$9,334	None	None	$9,334
Pierre de Saint Phalle	$9,334	None	None	$9,334

*	Managers so noted are deemed by the Funds’ counsel to be “interested persons” (as defined in the 1940 Act). Mr. Allwin is an executive officer of Aetos Capital LLC, the parent company of the Investment Manager.
**	For the fiscal year ended January 31, 2003. Amount does not include reimbursed expenses for attending Board Meetings.

INVESTMENT ADVISER OF EACH FUND

Aetos Alternatives Management, LLC (the “Investment Manager”) serves as the investment advisor for each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund’s Board. The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager is located at 375 Park Avenue, New York, New York 10152.

REPORTS OF THE AUDIT COMMITTEES

Each Fund’s financial statements for the fiscal year ended January 31, 2003 were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 90. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Managers of the Fund that the audited financial statements of the Fund for the fiscal year ended January 31, 2003 be included in the Fund’s most recent annual report.

At a meeting held on March 20, 2003, the Board of Managers of each Fund, including a majority of the Managers who are not “interested persons,” as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as independent accountants for each Fund for the fiscal year ending January 31, 2004. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund.

Members of the Audit Committee

Pierre de Saint Phalle, Chairman of the Audit Committees,

Ellen Harvey, Member of the Audit Committees

Audit Fees

The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund’s financial statements for the fiscal year ended January 31, 2003 are set forth below:

2002
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$27,250
Aetos Capital Distressed Investment Strategies Fund, LLC	$27,250
Aetos Capital Long/Short Investment Strategies Fund, LLC	$27,250
Aetos Capital Market Neutral Strategies Fund, LLC	$27,250

Financial Information Systems Design and Implementation Fees

There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended January 31, 2003. No such services were performed for any of the Funds.

All Other Fees

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund for the fiscal year ended January 31, 2003 was $110,900.

The Audit Committee of each Fund has considered whether the provision of non-audit services to the Fund and the provision of services to the Manager and affiliates of the Manager is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

EXHIBIT A

Revised

October 15, 2003

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF MANAGERS

FOR THE AETOS FUNDS

The Board of Managers of each investment company listed on Appendix A hereto (each, a “Fund”) has adopted the following audit committee charter:

I.	Composition of the Audit Committee

The Audit Committee shall be composed of Managers:

(a)	each of whom shall not be an “interested person” of a Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of a Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from a Fund (other than fees for serving on the Board of Managers or any committee thereof) or have any other relationship to a Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management; and

(c)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Managers in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”; with such rules being “SEC Rules”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.	Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Managers, is directly responsible for the appointment, compensation, and oversight of each Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Managers with respect to the matters described in Section III of this Audit Committee Charter. Each Fund’s independent accountants report directly to the Audit Committee.

III.	Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and generally to discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	to preapprove all auditing and non-auditing services (including tax services) to be provided to a Fund by the Fund’s independent accountants *;

(b)	to preapprove all non-auditing services to be provided to a Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund**;

(c)	consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with each Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants; to receive and consider specific representations from each Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest as described in Section 10A(I) of the 1934 Act; to consider whether the provision of (i) any permitted non-audit services to a Fund in accordance with Section III(a) hereof; (ii) any permitted non-audit services to a Fund’s investment adviser (or any affiliate thereof) in accordance with Section III(b) hereof; or (iii) any services to other funds in the Fund’s fund complex in accordance with SEC rules by the Fund’s independent accountants is compatible with maintaining the independence of those accountants; to request from a Fund’s independent accountants such other information as the Audit Committee deems necessary or relevant in its consideration of the independence of such independent accountants; and, if deemed appropriate by the Audit Committee, to recommend that the Board of Managers take appropriate action to satisfy itself of the independence of such independent accountants;

(d)	to review arrangements for annual and special audits and the scope of such audits with a Fund’s independent accountants;

(e)	to review and discuss each Fund’s audited financial statements with Fund management;

(f)	to discuss with the independent accountants (a) those matters required to be communicated by the independent accountants to the Audit Committee by Statement of Accounting Standards Nos. 61 and 90 relating to a Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; (c) any areas of substantial risk in accurate reporting of financial results and operations of a Fund; and (d) their comments with respect to the quality and adequacy of a Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(g)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in any proxy statement used by a Fund;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(h)	to review legal and regulatory matters presented by counsel and a Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(i)	to assist in the resolution of any unresolved disagreements between Fund management and a Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(j)	to receive and consider reports from a Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(k)	to receive and review reports from the principal executive officer and the principal financial officer, or persons performing similar functions, as contemplated by the requirements of Form N-CSR, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect a Fund’s ability to record, process, summarize, and report financial data and confirmation that such persons have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in a Fund’s internal controls; and (iii) whether or not there were significant changes in a Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(l)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by a Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(m)	to discuss with Fund management and a Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(n)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Managers; and

(o)	to perform such other functions consistent with this Audit Committee Charter, each Fund’s Limited Liability Company Agreement and applicable law, as the Audit Committee or the Board of Managers deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Funds. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside a Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Managers).

Fund management is responsible for maintaining appropriate systems for accounting. Each Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate a Fund’s independent accountants, to determine the compensation of a Fund’s independent accountants and, where appropriate, to replace a Fund’s independent accountants.

IV.	Meetings

The Audit Committee shall meet regularly with a Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management: Authority to Engage Advisers; Funding

The appropriate officers of each Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. A Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Managers, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Dated: August 22, 2002

Revised: October 15, 2003

APPENDIX A

Name of Fund

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

CONSENT OF MEMBERS

OF

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

IN LIEU OF A SPECIAL MEETING

The undersigned, being a majority of the members of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, a Delaware limited liability company (the “Company”), acting pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, hereby adopt the following resolution by written consent in lieu of a special meeting:

RESOLVED, that each of Michael F. Klein and Warren J. Olsen is hereby elected as manager of the Company, to serve until his successor is chosen and qualified.

This consent may be executed in one or more counterparts, each of which shall be an original and together shall constitute one and the same consent of the members of the Company. Execution and delivery of this consent by facsimile transmission shall constitute execution and delivery of this consent for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

ADOPTED as of the         th day of November, 2003.

James M. Allwin, Member

Three Pacific Ventures, LLC, Member

Anne Casscells, Member

Eureka Investments, L.P. Member

Linda M. Fitzgerald, Member

James T. Gibbons, Member

Mora Family Trust, Member

CONSENT OF MEMBERS

OF

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

IN LIEU OF A SPECIAL MEETING

The undersigned, being a majority of the members of Aetos Capital Distressed Investment Strategies Fund, LLC, a Delaware limited liability company (the “Company”), acting pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, hereby adopt the following resolution by written consent in lieu of a special meeting:

RESOLVED, that each of Michael F. Klein and Warren J. Olsen is hereby elected as manager of the Company, to serve until his successor is chosen and qualified.

This consent may be executed in one or more counterparts, each of which shall be an original and together shall constitute one and the same consent of the members of the Company. Execution and delivery of this consent by facsimile transmission shall constitute execution and delivery of this consent for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

ADOPTED as of the         th day of November, 2003.

James M. Allwin, Member

Three Pacific Ventures, LLC, Member

Anne Casscells, Member

Eureka Investments, L.P. Member

Linda M. Fitzgerald, Member

James T. Gibbons, Member

Mora Family Trust, Member

Penn State Alumni Association, Member

CONSENT OF MEMBERS

OF

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

IN LIEU OF A SPECIAL MEETING

The undersigned, being a majority of the members of Aetos Capital Long/Short Strategies Fund, LLC, a Delaware limited liability company (the “Company”), acting pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, hereby adopt the following resolution by written consent in lieu of a special meeting:

RESOLVED, that each of Michael F. Klein and Warren J. Olsen is hereby elected as manager of the Company, to serve until his successor is chosen and qualified.

This consent may be executed in one or more counterparts, each of which shall be an original and together shall constitute one and the same consent of the members of the Company. Execution and delivery of this consent by facsimile transmission shall constitute execution and delivery of this consent for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

ADOPTED as of the     th day of November, 2003.

James M. Allwin, Member

Three Pacific Ventures, LLC, Member

Anne Casscells, Member

Eureka Investments, L.P. Member

Linda M. Fitzgerald, Member

James T. Gibbons, Member

Mora Family Trust, Member

Penn State Alumni Association, Member

CONSENT OF MEMBERS

OF

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC

IN LIEU OF A SPECIAL MEETING

The undersigned, being a majority of the members of Aetos Capital Market Neutral Strategies Fund, LLC, a Delaware limited liability company (the “Company”), acting pursuant to Section 18-302(d) of the Delaware Limited Liability Company Act, hereby adopt the following resolution by written consent in lieu of a special meeting:

RESOLVED, that each of Michael F. Klein and Warren J. Olsen is hereby elected as manager of the Company, to serve until his successor is chosen and qualified.

This consent may be executed in one or more counterparts, each of which shall be an original and together shall constitute one and the same consent of the members of the Company. Execution and delivery of this consent by facsimile transmission shall constitute execution and delivery of this consent for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

ADOPTED as of the     th day of November, 2003.

James M. Allwin, Member

Three Pacific Ventures, LLC, Member

Anne Casscells, Member

Eureka Investments, L.P. Member

Linda M. Fitzgerald, Member

James T. Gibbons, Member

Mora Family Trust, Member

Penn State Alumni Association, Member